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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                           Date of report: February 5, 1998
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        (Date of earliest event reported): February 2, 1998
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                             SFX BROADCASTING, INC.
               (Exact name of registrant as specified in charter)


          Delaware                 0-22486                 13-3649750
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(State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)          File No.)           Identification No.)


                  650 Madison Avenue, New York, New York 10022
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 407-9191
                                                          ---------------------
                                      N/A
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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

CONSENT SOLICITATION.

         The solicitations of consents by SFX Broadcasting, Inc. (the "Company") pursuant to Consent Solicitation Statements dated January 7, 1998, as supplemented on January 28, 1998, copies of which were previously distributed to holders of the Company's outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes") and holders of the Company's 125/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 (the "Shares") expired on February 3, 1998. The consent solicitations sought the consent of
(i) holders of the Notes to certain proposed amendments to the indenture pursuant to which the Notes were issued and (ii) holders of the Shares to certain proposed amendments to the Certificate of Designations in respect of the Shares. As of February 2, 1998, persons holding in excess of fifty percent of both the Shares and the Notes delivered consents to the Proposed Amendments.

         On February 2, 1998, the Company executed the Supplemental Indenture setting forth the amendments in respect of the Notes. As of such date, all consents in respect of the Notes became irrevocable. On February 4, 1998, the Company delivered partial payment of the consent fees to those holders of the Notes and the Shares who delivered consents prior to the expiration date. As of February 4, 1998, all consents in respect of the shares became irrevocable. A copy of the press release announcing the expiration of the consent solicitations is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (c) Exhibits

             99.1 Press release, dated February 5, 1998, announcing the expiration of the consent solicitations by SFX Brodcasting, Inc. in respect of its 10 3/4% Senior Subordinated Notes due 2006, and its 125/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                            SFX BROADCASTING, INC.



                                            By: /s/ Howard J. Tytel
                                               -------------------------------
Date:  February 5, 1998                     Name:  Howard J. Tytel
                                            Title: Executive President

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